UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 1, 2004

Sterion Incorporated

   (Exact name of Registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-18785                                                           41-1391803

(Commission File Number)                                    (I.R.S. Employer

                                                                                Identification No.)

13828 Lincoln Street NE

Ham Lake, Minnesota 55304

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (763) 755-9516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3-8 are not applicable and therefore omitted.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 1, 2004, Sterion Incorporated (the “Company”) completed the purchase, through its newly-created, wholly-owned subsidiary, Burger Time Acquisition Corporation (“BTAC”), a Minnesota corporation, of substantially all of the assets and certain liabilities of Burger Time Corporation (“Burger Time”), a North Dakota corporation, relating to Burger Time’s fast food restaurant business operated under the same name.

The Company filed a Current Report on Form 8-K on July 16, 2004 to provide the information called for by Item 2 regarding the asset purchase.  The Company is filing this Amendment No. 1 on Form 8-K/A to Form 8-K to include financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired

Financial Statements of Burger Time Corporation as follows:

(i)

Unaudited balance sheets as of June 27, 2004 and September 28, 2003.

(ii)

Unaudited statements of operations for the nine months ended June 27, 2004 and June 28, 2003.

(iii)

Unaudited cash flow statement for the nine months ended June 27, 2004 and June 28, 2003.

(iv)

Notes to unaudited financial statements as of and for the nine months ended June 27, 2004.

(v)

Independent auditors’ report

(vi)

Audited balance sheet as of December 28, 2003.

(vii)

Audited statements of operations and accumulated deficit for the year ended December 28, 2003.

(viii)

Audited statement of cash flows for the year ended December 28, 2003.

(ix)

Notes to audited financial statements as of and for the year ended December 28, 2003.

(b)     Sterion Incorporated Pro Forma Financial Information

(i)

Unaudited pro forma combined balance sheet as of June 30, 2004, and the unaudited pro forma combined statements of operations for the nine months ended June 30, 2004 and the year ended September 30, 2003 giving pro forma effect to the purchase of Burger Time Corporation as if the acquisition had occurred on June 30, 2004 related to the pro forma balance sheet and October 1, 2002 for the pro forma statements of operations.

(ii)

Notes to unaudited pro forma combined financial information as of and for June 30, 2004.

(c)      Exhibits

None.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STERION INCORPORATED

By:  /s/ Mark Buckrey

Mark Buckrey

Chief Financial Officer

Dated:   September 13, 2004